Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Cynthia Gaylor, Chief Financial Officer of Pivotal Software, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.                                      the Quarterly Report on Form 10-Q of the Company for the period ended November 2, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: December 12, 2018	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)